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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                January 28, 2000

                       NEW AMERICAN HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                              001-14397              62-1750169
(State or other jurisdiction of      (Commission File No.)   (I.R.S. Employer
incorporation)                                               Identification No.)

109 WESTPARK DRIVE, SUITE 440                                37027
BRENTWOOD, TENNESSEE                                         (Zip code)

(615) 221-5070
(Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5.           OTHER EVENTS.

         For the purpose of informing the market, New American Healthcare Corporation (the "Registrant") hereby files the press releases issued on January 28, 2000 which are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NEW AMERICAN HEALTHCARE CORPORATION

                                       By:  /s/ Timothy S. Hill
                                            ------------------------------------
                                            Senior Vice President
                                            Chief Financial Officer

Date: January 31, 2000



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                                  EXHIBIT INDEX


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Exhibit No.
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
  99.1          Press Release of the Registrant issued January 28, 2000.

  99.2          Press Release of the Registrant issued January 28, 2000.

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